SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

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Maryland	000-49806	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 691-1519

610 Bay Boulevard, Chula Vista, California 91910
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this amendment on Form 8-K/A is to furnish Exhibit 99.2 (presentation materials), which was inadvertently omitted from the original Form 8-K filing.  No other change was made to the original Form 8-K, which is amended and restated in its entirety.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On March 15, 2012, the Registrant issued its earnings release for the three month and twelve month periods ended December 31, 2011. The earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE.

    The Registrant will be hosting a conference call at 1:00 p.m. PST (4:00 p.m. EST) on March 15, 2012 to discuss its operating results and other matters.  Information on how to access the conference call is provided in the press release attached hereto as Exhibit 99.1, under “Conference Call Information.”  Presentation materials for the conference call are attached hereto as Exhibit 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1-Press Release dated March 15, 2012

Exhibit 99.2 – Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: March 15, 2012	By:	/s/ Marangal I. Domingo
Marangal I. Domingo
Executive Vice President/Chief Financial Officer